Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Liram Financial Software Ltd. [Member]
$ in Thousands
May 17, 2020 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net liabilities	$ (751)
Non-controlling interest	(821)
Intangible assets	4,529
Deferred tax liability	(1,042)
Goodwill	2,404
Total assets acquired	$ 4,319